Derivative Financial Instruments - Summary of Fair Value of Derivative Instruments and Effect of Derivative Instruments in Consolidated Balance Sheets and Consolidated Statements of Operations (Detail) (Foreign currency forward contracts [Member], Accrued expenses and other current liabilities [Member], USD $)
In Thousands, unless otherwise specified
Dec. 31, 2011
Foreign currency forward contracts [Member] | Accrued expenses and other current liabilities [Member]
Fair value of derivative instruments	$ 447